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                                                               EXHIBIT 4.1



NUMBER                                                               SHARES



                          CRUSADER HOLDING CORPORATION
         INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA
                         20,000,000 SHARES COMMON STOCK
                            Par Value $.01 Per Share



                                                            CUSIP 228840 10 4
                                          SEE REVERSE FOR CERTAIN DEFINITIONS




                  THIS CERTIFIES THAT _________________________ is the owner of ______________________________ FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF CRUSADER HOLDING CORPORATION (the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

                  This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

                  IN WITNESS WHEREOF, Crusader Holding Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.


Dated:



_________________________  [SEAL]                 _____________________________
             Secretary                                       President



Countersigned and Registered:

                                            StockTrans, Inc.
                                            Transfer Agent and Registrar
                                            7 E. Lancaster Ave.
                                            Ardmore, PA  19003

By:                                                   Authorized Officer

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                  The Corporation will furnish without charge to each
shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of shares or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

                  The following abbreviations, when used in the inscription on the face of this Certificate, shall be construes as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common   UNIF GIFT MIN ACT-- ... Custodian ... under
TEN ENT--as tenants by the                                (Cust)     (Minor)
         entireties
JT TEN--as joint tenants with         Uniform Gifts to Minors Act ............
        right of survivorship                                       (State)
        and not as tenants
        in common


                    Additional abbreviations may also be used
                          though not in the above list.

For value received, ____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________ Shares of the Common Stock
represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.



Dated: ____________________


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NOTE: The signature of this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.


Signature(s) Guaranteed:


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THIS SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




KEEP THIS CERTIFICATE IN A SAFE PLACE.  IF IT IS LOST, STOLEN,
MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF
INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT
CERTIFICATE.


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